                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                UNITOG COMPANY
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                UNITOG COMPANY
                             101 WEST 11TH STREET
                          KANSAS CITY, MISSOURI 64105

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 23, 1996

To all Stockholders:

  The Annual Meeting of Stockholders of Unitog Company will be held on Thursday, May 23, 1996, at 10:00 a.m. at the Kansas City Club, 1228 Baltimore, Kansas City, Missouri for the following purposes:

  (1) To elect two directors to serve three-year terms;

  (2) To approve the appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1997; and

  (3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

  Stockholders of record at the close of business on March 29, 1996 are entitled to receive notice of, and to vote at, the meeting or any adjournments or postponements thereof. A list of stockholders of the Company as of the close of business on March 29, 1996 will be available for inspection during business hours from May 10 through May 22, 1996 at 101 West 11th Street, Kansas City, Missouri, and will also be available at the meeting.

                                          By Order of the Board of Directors

                                          Randolph K. Rolf
                                          Chairman of the Board

Dated: April 22, 1996

                       IMPORTANT--YOUR PROXY IS ENCLOSED

  YOU ARE URGED TO SIGN, DATE AND MAIL YOUR PROXY EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE BY PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                UNITOG COMPANY
                             101 WEST 11TH STREET
                          KANSAS CITY, MISSOURI 64105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 23, 1996

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unitog Company (the "Company") for use at the Annual Meeting of Stockholders of the Company. The meeting will be held on Thursday, May 23, 1996, commencing at 10:00 a.m., at the Kansas City Club, 1228 Baltimore, Kansas City, Missouri. This Proxy Statement and the accompanying form of proxy are being mailed on or about April 22, 1996.

  Only stockholders of record at the close of business on March 29, 1996 will be entitled to notice of and to vote at, the annual meeting. On the record date, the Company had 9,416,033 shares of common stock issued and outstanding and entitled to vote.

  All shares represented by proxies will be voted by the individuals designated on the enclosed proxy card in accordance with the stockholders' directions. If the proxy card is signed and returned without any direction given, shares will be voted in accordance with the recommendations of the Board of Directors as described below. Any stockholder giving a proxy may revoke it at any time before such proxy is voted at the meeting by giving written notice of revocation to the Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person. The Chairman and Chief Executive Officer will announce the closing of the polls during the meeting. All proxies must be received prior to the closing of the polls to be counted.

  The Company will bear all the costs of solicitation of proxies. Officers, agents and employees of the Company may, by letter, by telephone or in person, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their expenses.

  Stockholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the meeting. At the meeting, the stockholders will elect two directors and be asked to approve the appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1997. If any other matters are properly brought before the meeting, the enclosed proxy permits the stockholder to give discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

  Each share of common stock represented at the meeting is entitled to one vote on each matter properly brought before the meeting. The two nominees for director who receive the highest number of votes cast will be elected as directors. Approval of the auditors requires the affirmative vote of a majority of the total number of shares represented and entitled to vote at the meeting. Therefore, an abstention with respect to approval of the auditors is in effect a vote against the proposal. Shares represented by proxies which are marked "withhold authority" with respect to the election of one or more nominees for election as directors will be considered to be represented at the meeting, but will not be included in determining the number of votes cast. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of the Company's common stock as of March 1, 1996 for: (i) each person known to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director and each nominee for director; (iii) each executive officer listed in the charts under Executive Compensation and Other Information; and (iv) all directors and executive officers as a group.

                                    VOTING AND
                                 INVESTMENT POWER
                                 --------------------                 PERCENT
NAME OF BENEFICIAL OWNER           SOLE       SHARED      OTHER     OF CLASS(1)
- ------------------------         ---------    -------    -------    -----------
Stein Roe & Farnham                    --         --     731,850(2)     7.7%
Incorporated....................
One South Wacker Drive
Chicago, Illinois 60606
William D. Thomas...............    34,596    661,870(3)     --         7.3%
120 West 12th Street
Kansas City, Missouri 64105
G. Kenneth Baum.................       483    661,870(3)     --         6.9%
120 West 12th Street
Kansas City, Missouri 64105
George K. Baum Group, Inc.......   661,870(3)     --         --         6.9%
120 West 12th Street
Kansas City, Missouri 64105
Randolph K. Rolf................   630,150     15,000        --         6.7%
101 West 11th Street
Kansas City, Missouri 64105
T. Rowe Price Associates, Inc...       --         --     591,000(4)     6.2%
100 E. Pratt Street
Baltimore, Maryland 21202
SteinRoe Special Fund...........       --         --     488,850(2)     5.1%
One South Wacker Drive
Chicago, Illinois 60606
Robert F. Hagans................   140,000      1,250        --         1.5%
J. Craig Peterson...............    85,500(5)     --         --           *
John W. Hall....................    63,000(5)     --         --           *
D. Patrick Curran...............    24,383        750        --           *
Terence C. Shoreman.............    26,250(5)     --         --           *
Robert M. Barnes................    16,500(5)     750        --           *
John W. Caffry..................     4,223      1,500        --           *
David B. Sharrock...............     4,000        --         --           *
All executive officers and
 directors as a group            1,060,410    681,120        --        18.2%
 (14 persons)...................

- --------
*Denotes less than 1%
(1) Based on the number of outstanding shares of common stock as of March 1, 1996 (9,283,337 shares), plus the number of shares subject to acquisition before April 30, 1996, by the relevant beneficial owners.
(2) Information is as of December 31, 1995 based on a joint Schedule 13G, dated February 12, 1996. Stein Roe & Farnham Incorporated has sole investment power as to 731,850 shares and SteinRoe Special Fund has sole voting power as to 488,850 of such shares.
(3) Shares are owned directly by George K. Baum Group, Inc., of which Mr. Baum and Mr. Thomas are directors, officers and stockholders.
(4) Based on a Schedule 13G, dated February 14, 1996, T. Rowe Price Associates, Inc. ("Price Associates") beneficially owned 591,000 shares as of December 31, 1995. Price Associates has sole dispositive power as to all such shares and has sole voting power as to 58,100 of such shares. According to the Schedule 13G, the securities are owned by various individual and institutional investors for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5) Includes maximum number of shares subject to acquisition before April 30, 1996 upon the exercise of stock options as follows: Mr. Peterson, 84,000 shares; Mr. Hall, 1,500 shares; Mr. Shoreman, 26,250 shares; Mr. Barnes, 15,000 shares; all executive officers as a group, 147,875 shares.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company currently consists of seven members, one of whom is an executive officer of the Company.

  The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors under which there are three classes of directors, all of which are as equal in number as possible. The class to which each director is assigned is designated as Class A, Class B or Class C. The term of office of Class A Directors will expire at the 1996 Annual Meeting, Class B at the 1997 Annual Meeting and Class C at the 1998 Annual Meeting. At its March 15, 1996 meeting, the Board of Directors nominated two persons listed below for election as Class A Directors for a three-year term expiring at the 1999 Annual Meeting. Each director elected will continue in office until a successor has been elected or until resignation or removal. Both nominees for directors are current Board members.

  Shares represented by the accompanying form of proxy will be voted for the election of the two nominees listed below, unless otherwise instructed on the proxy card. If any nominee should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees or any substitute nominee or nominees designated by the Board. The Board knows of no reason why either of the nominees would be unavailable or unable to serve.

NOMINEES FOR THREE-YEAR TERMS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES FOR CLASS A DIRECTOR NAMED BELOW:

NAME OF NOMINEE FOR          DIRECTOR             PRINCIPAL OCCUPATION FOR
DIRECTOR                 AGE  SINCE          LAST FIVE YEARS AND DIRECTORSHIPS
- -------------------      --- -------- ------------------------------------------------
Randolph K. Rolf........  54   1986   Mr. Rolf has served as Chairman of the Board of
                                      the Company since May 1991 and President and
                                      Chief Executive Officer since May 1988. He is a
                                      member of the Executive Committee. Mr. Rolf also
                                      serves on the Board of Directors of SOS Staffing
                                      Services, Inc.
William D. Thomas.......  52   1984   Mr. Thomas has served as President of George K.
                                      Baum Group, Inc., an investment company, since
                                      May 1994. He has also served as Executive
                                      Director of George K. Baum Merchant Banc,
                                      L.L.C., an investment advisor, since May 1994.
                                      He served as Vice Chairman of George K. Baum &
                                      Company, an investment banking firm, from June
                                      1991 to May 1994. From 1985 to June 1991 he was
                                      Executive Vice President of George K. Baum &
                                      Company. He is a member of the Audit Committee.
                                      Mr. Thomas also serves on the Board of Directors
                                      of Sealright Co., Inc.

CONTINUING DIRECTORS

  The following is information concerning the directors whose terms continue after the annual meeting:

                             DIRECTOR CURRENT             PRINCIPAL OCCUPATION FOR
NAME                     AGE  SINCE    TERM          LAST FIVE YEARS AND DIRECTORSHIPS
- ----                     --- -------- ------- ------------------------------------------------
G. Kenneth Baum.........  65   1984    1998   Mr. Baum has served as Chairman of the Board of
                                              George K. Baum Group, Inc., an investment
                                              company, since May 1994. He served as Chairman
                                              of the Board of George K. Baum & Company, an
                                              investment banking firm, from April 1982 to May
                                              1994. He is a member of the Compensation
                                              Committee and Executive Committee. Mr. Baum also
                                              serves on the Board of Directors of H & R Block,
                                              Inc., Interstate Bakeries Corporation and
                                              Sealright Co., Inc.
John W. Caffry..........  68   1989    1997   Mr. Caffry served as Executive Vice President,
                                              Administration, for Northern Telecom, Inc., a
                                              company engaged in the telecommunications
                                              industry, from February 1991 until his
                                              retirement in October 1991. Prior to that time
                                              he served as Executive Vice President, Finance
                                              and Administration, for Northern Telecom, Inc.
                                              He is a member of the Compensation Committee.

                             DIRECTOR CURRENT             PRINCIPAL OCCUPATION FOR
NAME                     AGE  SINCE    TERM          LAST FIVE YEARS AND DIRECTORSHIPS
- ----                     --- -------- ------- ------------------------------------------------
D. Patrick Curran.......  51   1984    1998   Mr. Curran has served as Chairman and Chief
                                              Executive Officer of Curran Companies, a company
                                              engaged in the specialty chemicals business,
                                              since August 1979. He is a member of the Audit
                                              Committee. Mr. Curran also serves on the Board
                                              of Directors of American Safety Razor Company,
                                              Applebee's International, Inc. and Sealright
                                              Co., Inc.
Robert F. Hagans........  69   1979    1998   Mr. Hagans served as Chairman of the Board of
                                              the Company from 1979 until his retirement in
                                              1991. He is a member of the Executive Committee.
                                              Mr. Hagans also serves on the Board of Directors
                                              of Sealright Co., Inc.
David B. Sharrock.......  59   1994    1997   Mr. Sharrock has been engaged as a private
                                              consultant since January 1994. He served as
                                              Executive Vice President and Chief Operating
                                              Officer of Marion Merrell Dow Inc., a
                                              pharmaceutical manufacturer, from January 1990
                                              until his retirement in December 1993. He is a
                                              member of the Compensation Committee. Mr.
                                              Sharrock also serves on the Board of Directors
                                              of Cincinnati Bell, Inc., Intercardia, Inc.,
                                              Interneuron Pharmaceuticals, Inc.,
                                              Pharmaceutical Peptides, Inc. and Progenitor,
                                              Inc.

DIRECTOR NOMINATIONS

  In addition to the Board of Director's selection of nominees, nominations for directors may be made by the Company's stockholders in compliance with certain provisions of the Company's Bylaws. These requirements include written notice to the secretary of the Company not less than 60 days and not more than 90 days prior to the meeting. In the event that less than 70 days' notice (or public disclosure) of the stockholder meeting date is given, notice of stockholder nominations must be received by the Company's secretary before the close of business on the 10th day following the date on which notice was mailed or public disclosure of the meeting was made. In the case of the Company's annual meeting of stockholders, such public disclosure of the meeting date is considered to have been made more than 70 days in advance, because the meeting date is set forth in the Company's Bylaws (unless the meeting date is changed from the fourth Thursday in May).

  A stockholder notice regarding a director nomination must include:

  . The name, age, business address, residence address, principal occupation and/or employment of each nominee;

  . The number of shares of each class of the Company's stock beneficially owned by each director nominee;

  . Such other information concerning the nominee as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of the nominee;

  . The name and address of the stockholder or stockholders giving notice of the nomination (as such name and address appear in the Company's stock ledger); and

  . The number of shares of each class of the Company's stock beneficially owned by the nominating stockholder or stockholders.

  The person acting as chairman of the stockholder meeting may determine whether a nomination was made in accordance with the Bylaw procedures described above, and, if the nomination is defective, shall declare that the nomination shall be disregarded.

BOARD MEETINGS

  The Board of Directors of the Company held eight meetings during fiscal 1996. During fiscal 1996, all directors attended at least 75% of the total number of meetings of the Board of Directors and Committees of which they are members.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company receive annual retainers of $12,000 and meeting fees of $700 for each Board of Directors meeting attended, $300 for each telephonic Board of Directors meeting attended and $300 for each Board of Directors committee meeting attended (except committee chairmen receive $500 per committee meeting). The Company's Outside Director Fee/Stock Program (the "Director Program"), approved by stockholders at the last annual meeting, permits non-employee directors to take all or a portion of their director fees in Unitog stock. Shares issued for director fees payable before January 1, 1997, will be issued for 91% of the fair market value as of the date the director fees would otherwise be payable. After that time, the Compensation Committee will establish a percentage of fair market value for each calendar year, at a level between 67% and 91%. The Compensation Committee may not select a percentage lower than the lowest percentage which permits outside directors to remain "disinterested persons" for purposes of administering other employee benefit plans of Unitog and ensuring that the transactions under those other plans are exempt from the short-swing profit provisions of Section 16 of the Securities Exchange Act of 1934. The Committee bases its determination of the lowest permissible percentage upon the advice of outside legal counsel as to the interpretation of the Section 16 rules governing a determination of who is a "disinterested person." The Company also provides each non-employee director group term life insurance coverage of $50,000.

COMMITTEES

  The Board has established standing Audit, Compensation and Executive Committees. The Board does not have a standing nominating committee. The biographical information included in this Proxy Statement identifies committee memberships held by each director.

  The Audit Committee held two meetings during fiscal 1996. It consists of two non-employee directors. The functions performed by the Audit Committee are review of significant financial information of the Company, review of the effectiveness of the Company's accounting and internal control system, oversight of the audit function, and recommendation of the appointment of independent auditors of the Company.

  The Compensation Committee held three meetings during fiscal 1996. It consists of three non-employee directors. The Compensation Committee establishes the general compensation policies and specific compensation levels for executive officers and key management of the Company. The Committee also administers the Management Incentive Plan, the Unitog Company 1992 Stock Option Plan and the Director Program.

  The Executive Committee did not meet during fiscal 1996. It consists of two non-employee directors and one employee director. The Executive Committee has authority to exercise, between Board meetings, all the powers and authority of the Board, subject to certain restrictions.

STOCK OWNERSHIP AND TRADING REPORTS

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file with the Securities and Exchange Commission and Nasdaq reports of ownership and reports of changes in such ownership of common stock and other equity securities of the Company. SEC regulations require those persons to furnish the Company with copies of all
Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by it, and written representations that no Forms 5 were required, the Company believes that during fiscal 1996 its executive officers and directors complied with all applicable filing requirements in a timely manner.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

  The following table provides information concerning compensation provided to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the fiscal years ended January 28, 1996, January 29, 1995 and January 30, 1994.

                                                       LONG-TERM
                                          ANNUAL      COMPENSATION
                                       COMPENSATION      AWARDS
                                     ---------------- ------------
                                                       SECURITIES   ALL OTHER
                              FISCAL                   UNDERLYING  COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR   SALARY   BONUS  OPTIONS (#)     ($)(1)
- ---------------------------   ------ -------- ------- ------------ ------------
Randolph K. Rolf.............  1996  $262,872 $50,150       --       $10,495
 Chairman, President and       1995   251,043  99,780       --        11,709
 Chief Executive Officer       1994   236,608  73,629       --        10,603
Terence C. Shoreman..........  1996  $148,346 $28,959     6,000      $ 4,991
 Executive Vice President,     1995   140,601  41,396    12,000        4,564
 Chief Operating Officer       1994   105,462  12,359     9,000          672
J. Craig Peterson............  1996  $144,442 $24,481       --       $ 5,073
 Sr. Vice President-           1995   138,173  41,456     6,000        5,597
 Finance and Administration    1994   132,077  36,447    12,000        5,673
John W. Hall.................  1996  $121,904 $14,897       --       $ 4,703
 Sr. Vice President-           1995   118,904  38,072     3,000        5,411
 Human Resources               1994   115,538  28,715       --         5,075
Robert M. Barnes.............  1996  $101,808 $11,809       --       $ 3,967
 Vice President, General       1995    95,808  25,910     4,500        4,216
 Counsel and Secretary         1994    90,173  11,290     9,000        3,627

- --------
(1) All Other Compensation for fiscal year 1996 includes the Company contribution under the qualified thrift plan as follows: Mr. Rolf, $9,391; Mr. Shoreman, $4,180; Mr. Peterson, $4,281; Mr. Hall, $4,032 and Mr. Barnes, $3,409. All other amounts reported for fiscal year 1996 under this heading represent premiums paid by the Company for term life insurance.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

  The following table contains information concerning the grant of stock options during fiscal 1996 to the named executive officers.

                                                                               POTENTIAL
                                                                            REALIZABLE VALUE
                                                                               AT ASSUMED
                                                                            ANNUAL RATES OF
                                                                              STOCK PRICE
                                                                            APPRECIATION FOR
                                        INDIVIDUAL GRANTS(1)                 OPTION TERM(2)
                         -------------------------------------------------- ----------------
                         NUMBER OF
                         SECURITIES PERCENT OF TOTAL
                         UNDERLYING OPTIONS GRANTED  EXERCISE OR
                          OPTIONS   TO EMPLOYEES IN  BASE PRICE  EXPIRATION
NAME                     GRANTED(#)   FISCAL YEAR     ($/SHARE)     DATE     5%($)   10%($)
- ----                     ---------- ---------------- ----------- ---------- ------- --------
Randolph K. Rolf........     --            --             --          --        --       --
Terence C. Shoreman.....   6,000          28.6%        $17.63     3/17/05   $66,660 $168,180
J. Craig Peterson.......     --            --             --          --        --       --
John W. Hall............     --            --             --          --        --       --
Robert M. Barnes........     --            --             --          --        --       --

- --------
(1) The options were granted on March 17, 1995 and become exercisable in four equal annual installments commencing one year from the date of grant. In the event the employment of an option holder is terminated within one year after a change of control, any unvested options which have been held for at least six months immediately vest and are settled by the payment to the option holder of an amount equal to the excess of the fair market value of the shares over the exercise price of the option. Options become immediately exercisable upon the death or, in some instances, the retirement of the option holder.
(2) The price of Unitog Company common stock at the end of the 10-year option term would be as follows: assuming 5% annual appreciation, $28.74 per share, and assuming 10% annual appreciation, $45.66 per share. The assumed annual rates of stock price appreciation of 5% and 10% are set by the Securities and Exchange Commission and are not intended as a forecast of possible future appreciation in stock prices.

FISCAL YEAR END STOCK OPTION VALUES

  The following table provides information concerning unexercised options held as of the end of fiscal 1996 by the named executive officers. None of the named executive officers exercised any stock options during fiscal 1996.

                         NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                          UNEXERCISED OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                 YEAR END(#)(1)                   FISCAL YEAR END($)(2)
                         -----------------------------------    -------------------------
NAME                      EXERCISABLE        UNEXERCISABLE      EXERCISABLE UNEXERCISABLE
- ----                      -----------       ----------------    ----------- -------------
Randolph K. Rolf........               --                  --          --          --
Terence C. Shoreman.....            16,500              22,500  $  182,590    $184,350
J. Craig Peterson.......            76,500              13,500   1,193,865     133,635
John W. Hall............               750               2,250       5,063      15,188
Robert M. Barnes........            10,125               9,375     113,344      90,791

- --------
(1) All outstanding options are nonqualified stock options.
(2) Based on the closing market price of the Company's common stock at fiscal year end ($23.75 per share).

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

  In July 1991, the Company entered into a five year employment agreement with
J. Craig Peterson, the Company's Senior Vice President--Finance and Administration. Under the agreement, Mr. Peterson's compensation is as follows: a minimum base salary of $120,000, an automobile allowance of $10,000 and the right to participate in all benefit programs and incentive compensation plans that the Company generally makes available to its executive officers. In addition, Mr. Peterson was granted a 10-year option to purchase 60,000 shares of common stock at $7.00 per share, the fair market value of the Company's common stock on the date of grant. The option provides for a reduction in exercise price to $1.00 per share in the event of a change of control of the Company during the term of the employment agreement.

  Under the terms of the Unitog Company 1992 Stock Option Plan, in the event the employment of an option holder is terminated within one year after a change of control of the Company, any unvested options then outstanding which have been held for at least six months immediately vest and are settled by the payment to the option holder of an amount equal to the excess of the fair market value of the shares subject to outstanding options over the exercise price of the options.

  Under Mr. Peterson's employment agreement and under the Stock Option Plan, a "change of control" is deemed to have occurred in the event: (i) any person acquires more than 25% of the common stock through a tender offer, exchange offer or otherwise; or (ii) the Company is liquidated or dissolved following the sale of all or substantially all of its assets; or (iii) the Company is not the surviving parent corporation resulting from any merger or consolidation to which it is a party.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors establishes the general compensation policies and specific compensation levels for executive officers and key management of the Company and administers the Management Incentive Plan and the Unitog Company 1992 Stock Option Plan. The Compensation Committee is composed of three members, each of whom is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers and key management are ratified by the entire Board, except for decisions about awards under the Stock Option Plan which are made solely by the Compensation Committee. The Compensation Committee has furnished the following report on executive compensation.

  The Company's executive compensation policies are designed to integrate compensation with the Company's financial performance and long-term stock appreciation, to provide competitive levels of compensation to assist the Company in attracting and retaining qualified executives and to recognize individual initiatives and achievements. There are three principal elements in the Company's executive compensation program:

  .  Base Salary Compensation

  .  Annual Incentive Compensation

  .  Stock-Based Performance Compensation through Stock Option Grants

 Base Salary

  Base salary ranges are established each year for each executive position based primarily on a review of salaries offered by other industrial companies with revenues comparable to Unitog's for positions with comparable responsibilities. The Compensation Committee believes that the Company's base salary structure should approximate the 50th percentile of companies with revenues comparable to Unitog's. The Compensation Committee sets executive salaries within the applicable ranges each year after reviewing the following criteria for each executive: job performance and results achieved, potential for future responsibilities, the overall financial performance (primarily revenues and operating income) of the Company or, for those executives who work primarily in a particular operating segment, a combination of financial performance of the Company and of the executive's business segment, and the experience of the executive, in roughly that order of importance.

 Annual Incentive Compensation

  The purpose of the Company's Management Incentive Plan is to provide a direct financial incentive in the form of an annual cash bonus for achievement of Company and major business segment goals. At least 60% of an executive's annual bonus is based on actual versus targeted operating income performance, either as to the Company as a whole or, for those executives who work primarily in a particular operating segment, a combination of operating income of the Company and of the executive's business segment. Up to 20% of an executive's bonus may be based on objective criteria applicable to the executive's area of responsibility, such as revenues and expense control, which are set by the executive's supervisor, and up to 20% of the bonus may be discretionary based on a subjective evaluation of whether individual goals applicable to the executive were attained. To the extent the financial and individual goals are met, an executive receives a cash bonus equivalent to a pre-determined percentage of base salary that is based on the executive's level of responsibility within the Company. The specific operating income goals for the major business segments and the Company as a whole are approved by the Compensation Committee at the beginning of each fiscal year based on financial plans for the year. The Plan utilizes operating income as the key performance measure because of the Company's belief that operating income most accurately measures management performance. Although bonuses are generally not paid unless the Company attains a minimum operating income goal for the year, the Compensation Committee has the discretion to award individual or major segment bonuses if the operating income goal is not met.

 Stock Option Grants

  Stock-based performance compensation is provided through stock options granted under the Stock Option Plan. The purpose of the Stock Option Plan is to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return. The selection of the participants, allotment of shares, exercise price (which may not be less than the fair market value on the date of grant), determination of the vesting schedule and other conditions are established by the Compensation Committee. There is no explicit formula for deciding specific stock option grants. In awarding options the Committee evaluates the recipient's ability to influence the Company's long-term growth and profitability and to a lesser extent the recipient's prior contributions to the Company. The Committee also considers the number of options previously granted the recipient and, in certain cases, the number of shares of common stock held by the recipient.

 Chief Executive Compensation

  Mr. Rolf is eligible to participate in the same executive compensation plans available to other executive officers. Mr. Rolf's base salary is determined each year by the Compensation Committee based on a review of the Company's prior year financial performance (revenues, operating income and net earnings), salaries paid to chief executive officers of companies with revenues comparable to Unitog's and salaries paid by companies included in the peer group, in that order of importance. As with other executives, it is the Committee's belief that the base salary for the chief executive officer should be set within a range that approximates the 50th percentile of companies with revenues comparable to Unitog's. In fiscal 1996, Mr. Rolf received a base salary of $263,000, an increase of $11,289, or 4.7%, over his fiscal 1995 base salary. The Compensation Committee determined that the increase in base salary was appropriate in consideration of the 6% increase in revenues, the 18% increase in operating income and the 28% increase in net earnings from fiscal 1994 to fiscal 1995. The amount of Mr. Rolf's bonus for fiscal 1996 under the Management Incentive Plan was $50,150, or 19% of his base salary. Mr. Rolf declined stock options in fiscal 1996 because of his desire that available stock options be granted to executives with a less significant ownership stake in the Company.

 Deductibility of Compensation Expenses

  Under the Omnibus Budget Reconciliation Act of 1993, the Company is not allowed a tax deduction for compensation paid in excess of $1 million to any officer listed in the Summary Compensation Table, subject to certain exceptions. The Committee did not consider this restriction in setting executive compensation because in no case does compensation subject to the limitation paid to any executive approach the $1 million limit.

                                          John W. Caffry, Chairman
                                          G. Kenneth Baum
                                          David B. Sharrock

TOTAL MARKET RETURN

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

           AMONG UNITOG COMPANY, THE S&P 500 INDEX AND A PEER GROUP
LOGO

                  1/27/91     1/26/92     1/31/93     1/30/94     1/29/95     1/28/96
                  -------     -------     -------     -------     -------     -------
Unitog Company      100         222         279         339         372         498
Peer Group          100         134         139         158         160         213
S&P 500 Index       100         123         136         153         154         213

  Assumes $100 invested on January 27, 1991 in the Company's common stock, in the S&P 500 Index and in a peer group of companies comprised of Angelica Corporation, Cintas Corporation, G & K Services, Inc., National Service Industries, Inc. and Unifirst Corporation.
- --------
* Total return equals price appreciation plus dividends and assumes reinvestment of dividends.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee is comprised of G. Kenneth Baum, John W. Caffry and David B. Sharrock. None of these individuals is or has ever been an officer or employee of the Company. During fiscal 1996, no executive officer of the Company served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other compensation committee interlocks with the companies with which these individuals or the Company's other directors are affiliated.

                                PROPOSAL NO. 2:

                       APPROVAL OF INDEPENDENT AUDITORS

  For fiscal year 1996, KPMG Peat Marwick LLP examined the consolidated financial statements of the Company and its subsidiaries, including reports to the Securities and Exchange Commission and others. Representatives of KPMG Peat Marwick LLP will attend the meeting, will have an opportunity to make a statement if they desire and will be available to respond to questions by stockholders.

  The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP as independent auditors of the Company for fiscal 1997 and is therefore asking the stockholders to approve the appointment.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                                 MISCELLANEOUS

  STOCKHOLDER PROPOSALS. In the event any stockholder intends to present a proposal at the annual meeting of stockholders to be held in 1997, such proposal must be received by the Company, in writing, on or before December 24, 1996 to be considered for inclusion in the Company's next Proxy Statement.

  To be properly brought before a stockholder meeting, a proposal must be:

  . Specified in the notice of the meeting given by the Board of Directors or the persons calling the meeting;

  . Otherwise be properly brought before the meeting by the Board of Directors or at their direction; or

  .  Otherwise be properly brought before the meeting by a stockholder.

  For a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice of the proposal in writing to the Company's secretary. To be timely, the notice must be given, in the case of an annual meeting, not less than 60 days and not more then 90 days prior to the meeting date, and, in the case of a special meeting, not later than the close of business on the 10th day following the date on which notice of the stockholder meeting was mailed to stockholders. If, however, a stockholder gives notice of a proposal in order to have the matter included in the proxy statement for a meeting not less than 120 calendar days in advance of the date of the Company's proxy statement for the last annual stockholder meeting, that notice will be considered timely.

  Stockholder notices must set forth the following information as to each matter proposed:

  . A brief description of the proposal and the reasons for conducting such business at the stockholder meeting;

  . The name and address of record of the stockholder proposing the business and any other stockholder or stockholders known to be supporting the proposal;

  . The number of shares of each class of Company stock beneficially owned by the proposing stockholder or stockholders; and

  . Any material interest of the proposing stockholder or stockholders in the proposal.

  The Board of Directors or chairman of the stockholder meeting must reject any stockholder proposal not in accordance with the requirements of the Bylaws, or which in their judgment, is not a proper subject for stockholder action.

  See "Director Nominations" for a discussion of provisions applicable to stockholder nominations to the Board of Directors. Any stockholder desiring a copy of the Company's Bylaws will be furnished a copy without charge upon written request to the Company's secretary.

  VOTING PROXIES AND OTHER MATTERS. Proxies will be voted in accordance with the choices specified on the form of Proxy. If no choice is specified, shares will be voted "FOR" the nominees listed on the Proxy and in this Proxy Statement and "FOR" approval of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for fiscal 1997.

  Management of the Company does not intend to present any business at the meeting except as indicated herein and presently knows of no other business to be presented at the meeting. Should any other business come before the meeting, the persons named in the accompanying form of Proxy will vote the Proxy in accordance with their best judgment.

  ANNUAL REPORT. A copy of the Company's Annual Report accompanies this Proxy Statement. The Annual Report is not part of the proxy solicitation materials. A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for fiscal 1996 may be obtained without charge upon written request to the Secretary, Unitog Company, 101 W. 11th Street, Kansas City, Missouri 64105.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ACCOMPANYING PROXY. IF YOU ARE PRESENT AT THIS MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors

                                          Randolph K. Rolf
                                          Chairman of the Board

April 22, 1996

                                UNITOG COMPANY
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 23, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints G. Kenneth Baum, Robert F. Hagans and Randolph K. Rolf, jointly and individually, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Unitog Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 23, 1996, or any adjournments or postponements thereof.

1. ELECTION OF CLASS A DIRECTORS

   [_] FOR ALL NOMINEES LISTED BELOW
       (except as marked to the contrary below).

   [_]  WITHHOLD AUTHORITY
        to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

                 Randolph K. Rolf           William D. Thomas

2. APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1997.

                 [_] FOR        [_] AGAINST        [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                            PLEASE SEE REVERSE SIDE

              PLEASE SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR CLASS A DIRECTOR AND FOR PROPOSAL 2, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, date, sign and return this Proxy card by mail in the enclosed prepaid envelope.



                          DATED:                                , 1996
                                --------------------------------

                          --------------------------------------------
                          Signature

                          --------------------------------------------
                          Signature

                          (Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)